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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 20, 2000

                      HAWAIIAN NATURAL WATER COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            HAWAII                  0-29280                  99-0314848
  (State or other jurisdiction    (Commission               (IRS Employer
       of incorporation)          File Number)            Identification No.)

                               98-746 Kuahao Place
                            Pearl City, Hawaii 96814
                    (Address of principal executive offices)

                                 (808) 483-0520
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 20, 2000, Hawaiian Natural Water Company, Inc. (the "Company") completed the acquisition of Aloha Water Company, Inc. ("Aloha"), a major distributor of purified water to the home and office and point of use market in the greater Honolulu area. Aloha's products are sold under the "Aloha"-Registered Trademark- name.

The acquisition was effected by means of a merger (the "Merger") of Aloha with and into a wholly owned subsidiary of the Company (the "Subsidiary") formed for the purpose. The Subsidiary was the surviving corporation in the Merger, with its name changed to "Aloha Water Company, Inc." Daniel Gabriel, a founder and principal stockholder of Aloha, will be employed as the president of the Subsidiary.

The consideration for Aloha consisted of an aggregate of (i) 750,000 shares of Common Stock of the Company and a promissory note of the Company (the "Note") in the original principal amount of $500,000. Interest on the Note is payable monthly, commencing May 1, 2000, at the annual rate of 10%. The entire principal amount of the Note is due on April 1, 2001. The Note is secured by a first priority security interest in all of the capital stock of the Subsidiary.

As soon as practicable following the Merger, the Company expects to relocate Aloha's plant and equipment to the Company's headquarters facility in Pearl City. Such plant and equipment consists primarily of water filtering (reverse osmosis) and bottling equipment and delivery vehicles. The Company intends to continue the current use of these assets following their relocation.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements of Aloha Water Company, Inc. ("Aloha") will be filed by amendment within 60 days:

                  (i)      Audited Balance Sheet as of December 31, 1998

                  (ii) Audited Statements of Operations for the years ended December 31, 1998 and 1997

                  (iii) Audited Statements of Changes in Stockholders Equity for the years ended December 31, 1998 and 1997

                  (iv) Audited Statements of Cash Flows for the years ended December 31, 1998 and 1997

                  (v)      Unaudited Balance Sheet as of September 30, 1999

                  (vi) Unaudited Statements of Operations for the nine months ended September 30, 1999 and 1998

                  (vii) Unaudited Statement of Changes in Stockholders Equity for the nine months ended September 30, 1999

                  (viii) Unaudited Statements of Cash Flows for the nine months ended September 30, 1999 and 1998

         (b) PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma financial statements of the Company, giving effect to the acquisition of Aloha, will be filed by amendment within 60 days:

                  (i)      Balance Sheet as of September 30, 1999

                  (ii) Statement of Operations for the year ended December 31, 1998

                  (iii) Statement of Operations for the nine months ended September 30, 1999

         (c)      Exhibits.

                  2.1      Merger Agreement and Plan of Reorganization

                  4.1      Secured Exchangeable Promissory Note ($500,000)

                  4.2      Pledge and Security Agreement

                  10.1     Employment Agreement (Daniel Gabriel)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    HAWAIIAN NATURAL WATER COMPANY, INC.
                                    (Registrant)

March 27, 2000             By:  /s/ MARCUS BENDER
                                     -----------------------------------
                                    Marcus Bender
                                    President & Chief Executive Officer


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